Equity Incentive Plans - Schedule of Weighted-Average Assumptions Used to Estimate Fair Value of Stock Options and Restricted Stock Awards using Black-Scholes Option Valuation Model (Details) - $ / shares
	6 Months Ended	12 Months Ended
	Jun. 30, 2021	Dec. 31, 2020
Share-based Payment Arrangement [Abstract]
Exercise price	$ 19.02	$ 19.00
Expected term (years)	5 years 10 months 24 days	5 years 6 months
Volatility (annual)	75.50%	75.50%
Risk-free rate	0.90%	0.40%
Dividend yield (per share)	0.00%	0.00%